Exhibit 10.2

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (this “Amendment”) made on this 1st day of May, 2014, by and between QUALITY INVESTMENT PROPERTIES – WILLIAMS CENTER, L.L.C., a Kansas limited liability company (“Lessor”), and QUALITY TECHNOLOGY SERVICES LENEXA, LLC, a Delaware limited liability company (“Lessee”).

W I T N E S S E T H:

WHEREAS, Lessor and Lessee entered into a lease, dated January 1, 2009 (the “Lease”), pursuant to which Lessor leased to Lessee (i) 2,493 square feet of data center space (the “Data Center Space”) located on the first floor of the J. Williams Technology Centre located at 12851 Foster Street, Overland Park, Kansas (the “Building”), and (ii) 7,220 square feet of office and common space (the “Office Space”), which was increased to 8,639 square feet as of October 1, 2009 (the Office Space and Data Center Space being collectively referred to as the “Leased Premises” or the “Premises”);

WHEREAS, Lessor and Lessee entered into that certain First Amendment to Lease, dated March 1, 2013, pursuant to which the size of the Office Space was increased to 30,213 square feet and Lessee was granted an option to extend the term of the Lease for one period of five years;

WHEREAS, Lessor and Lessee entered into that certain Second Amendment to Lease, dated December 1, 2013, pursuant to which the size of the Office Space was decreased to 28,948 square feet; and

WHEREAS, subject to the terms and conditions of this Amendment, Lessor and Lessee desire to decrease the size of the Office Space so that Lessor may reserve a certain portion of the Office Space for its own use.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and hereby agree as follows:

1. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Lease, as amended (collectively, the “Lease”).

2. Section 1.02 of the Lease is hereby deleted in its entirety and replaced with the following:

“1.02 Leased Premises. In consideration of the Rent, terms, provisions and covenants of this Lease, Lessor hereby irrevocably leases, lets and demises to Lessee the exclusive use and possession of (i) 2,493 square feet of data center space (the “Data Center Space”) located on the first floor of the J. Williams Technology Centre located at 12851 Foster Street, Overland Park, Kansas (the “Building”) (reserving six (6) cabinets of space and power for Lessor’s use), and

(ii) 27,074 square feet of office and common space (the “Office Space”), more particularly depicted on Exhibit A attached hereto and incorporated herein by reference (all of such space being referred to as the “Leased Premises” or the “Premises”). The total square footage of the Building is 34,813 square feet.”

3. Section 1.04 of the Lease is hereby amended to reflect that from the date of this Amendment until December 31, 2018, the Monthly Rent for the Office Space shall be $53,019.92/month and $636,239/year, and the total Monthly Rent for the Leased Premises shall be $84,519.92/month and $1,014,239/year.

4. Exhibit A of the Lease is hereby deleted in its entirety and replaced with Exhibit A to this Amendment.

5. Lessee shall be responsible, at its sole cost and expense, for performing regular facility maintenance for the Building. Any materials or supplies used to maintain or repair any areas outside of the Leased Premises shall be provided by Lessor or the cost of same reimbursed to Lessee.

6. Lessee operates, controls, and maintains the security system serving the Building including the card access readers. Lessee acknowledges that Lessor occupies space throughout the Building as depicted on Exhibit A and accessing its spaces sometimes requires traversing through Lessee’s Leased Premises. Lessee agrees to operate the security system so that Lessor, along with all of its employees, shall have uninterrupted access to the spaces it continues to occupy as well as the Building amenities including the eCafe and patio, training rooms, and fitness center.

7. This Amendment shall be governed by and construed in accordance with the laws of the State of Kansas, without giving effect to its conflict of laws principles.

8. This Amendment and any documents contemplated hereby may be executed in one or more counterparts, all of which counterparts, when taken together, shall constitute one agreement. This Amendment and any documents contemplated hereby may be executed and delivered by facsimile or other electronic transmission and any such execution or delivery shall be fully effective as if executed and delivered in person.

IN WITNESS WHEREOF, the parties have executed this Amendment the date first above written.

LESSOR:

Quality Investment Properties – Williams Center, LLC

By:	/s/ Chad L. Williams
Name:	Chad L. Williams
Title:	Managing Member

LESSEE:

Quality Technology Services Lenexa, LLC

By:	/s/ Bill Schafer
Name:	Bill Schafer
Title:	CFO

EXHIBIT A

THE LEASED PREMISES

# Exhibit A

| | | |
|---|---|---|
| QTS Data Center | 2,493 SF | 7.16% |
| QTS Office | 22,682 SF | 65.15% |
| QTS Common | 4,392 SF | 12.62% |
| QTS Total | **29,567 SF** | **84.93%** |
| QGC Office | 4,467 SF | 12.83% |
| QGC Common | 779 SF | 2.24% |
| QGC Total | **5,246 SF** | **15.07%** |
| Total | 34,813 SF | 100% |

## First Floor

9,114
1,860
3,997
431
2,493

| | | |
|---|---|---|
| QTS Data Center | 2,493 SF | 7.16% |
| QTS Office | 22,682 SF | 65.15% |
| QTS Common | 4,392 SF | 12.62% |
| QTS Total | **29,567 SF** | **84.93%** |
| QGC Office | 4,467 SF | 12.83% |
| QGC Common | 779 SF | 2.24% |
| QGC Total | **5,246 SF** | **15.07%** |
| Total | 34,813 SF | 100% |

# Second Floor

1,471
169
13,137
1,174
967